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                                                                    EXHIBIT 10.1

                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT


         THIS FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment"), dated and effective as of March 31, 2003, is by and among Superior Energy Services, Inc., a Delaware corporation (the "Company"), First Reserve Fund VII, Limited Partnership, a Delaware limited partnership, and First Reserve Fund VIII, Limited Partnership, a Delaware limited partnership (each a "First Reserve Fund" and, collectively, the "First Reserve Funds").

                                   WITNESSETH:

         WHEREAS, the parties desire to amend that certain Stockholders' Agreement (the "Agreement") dated as of July 15, 1999, in the manner provided below to limit the ability of the First Reserve Funds to designate directors to be nominated for election by the Company's shareholders; and

         WHEREAS, the amendments to the Agreement effected by this Amendment will authorize the nominating committee of the Company's board of directors to discharge its duties; and

         WHEREAS, the parties desire to amend the Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter contained, the parties hereby agree as follows:

         Section 1. Definitions. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         Section 2. Amendment.

                  (a) Section 2.1(a) of the Agreement is hereby deleted in its entirety.

                  (b) Section 2.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "(b) The election to the Board of two designees of the First Reserve Funds (the designees of the First Reserve Funds are collectively referred to as the "Fund Directors"); provided, however, that if at any time the First Reserve Funds cease to beneficially own, in the aggregate, at least 5% of the Voting Power, unless the Board otherwise consents, all of the Fund Directors shall immediately resign."

                  (c) Section 2.1(c) of the Agreement is hereby deleted in its entirety.


                  (d) Section 2.1(d) of the Agreement is hereby deleted in its entirety and replaced with the following:



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                  "(d)     In the event that any Fund Director for any reason
                           ceases to serve as a member of the Board during his term of office, the First Reserve Funds shall be entitled to designate a successor Fund Director to fill the vacancy created thereby on the terms and subject to the conditions of this Section 2.1. If and to the extent that the remaining members of the Board are entitled to fill vacancies on the Board, upon the occurrence of any vacancy, the Board will promptly take any actions necessary to fill such vacancies in accordance with the foregoing provision."

                  (e) Section 2.1(e) of the Agreement is hereby deleted in its entirety.

         Section 3. Extent of Amendments and References. Except as otherwise expressly provided herein, the Agreement and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. From and after the effectiveness of this Amendment, the terms "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Amendment.

         Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         Section 5. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts and when so executed shall constitute one Amendment, notwithstanding that all parties are not signatories to the same counterpart.

                  [Remainder of page intentionally left blank.]



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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders' Agreement to be executed by their duly authorized officers as of the date first written above.


                                       SUPERIOR ENERGY SERVICES, INC.


                                       By:          /s/ Terence E. Hall
                                            ------------------------------------
                                                      Terence E. Hall
                                                         President


                                       FIRST RESERVE FUND VII,
                                       LIMITED PARTNERSHIP

                                       By:  First Reserve GP VII, L.P.,
                                            its General Partner

                                            By:  First Reserve Corporation,
                                                 its General Partner


                                            By:    /s/ Ben Guill
                                                   -----------------------------
                                            Name:  Ben Guill
                                                   -----------------------------
                                            Title: President
                                                   -----------------------------


                                       FIRST RESERVE FUND VIII,
                                       LIMITED PARTNERSHIP

                                       By:  First Reserve GP VIII, L.P.,
                                            its General Partner

                                            By:  First Reserve Corporation,
                                                 its General Partner


                                            By:    /s/ Ben Guill
                                                   -----------------------------
                                            Name:  Ben Guill
                                                   -----------------------------
                                            Title: President
                                                   -----------------------------



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